Exhibit 32.1

CERTIFICATIONS PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Yoko Miyashita, the Chief Executive Officer of Leafly Holdings, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of Leafly Holdings, Inc. for the quarter ended March 31, 2023, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Leafly Holdings, Inc.

Date: May 12, 2023	By:	/s/ Yoko Miyashita
Yoko Miyashita
Chief Executive Officer (Principal Executive Officer)

I, Suresh Krishnaswamy, the Chief Financial Officer of Leafly Holdings, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of Leafly Holdings, Inc. for the quarter ended March 31, 2023, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Leafly Holdings, Inc.

Date: May 12, 2023	By:	/s/ Suresh Krishnaswamy
Suresh Krishnaswamy
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

This certification accompanies the Quarterly Report on Form 10-Q of Leafly Holdings, Inc. for the quarter ended March 31, 2023, is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of Leafly Holdings, Inc. under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of such Quarterly Report on Form 10-Q), irrespective of any general incorporation language contained in such filing.